                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: MAY 26, 1999


                                  NETMED, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      Ohio                           1-12529                        31-1282391
---------------               ---------------------               -------------
(STATE OR OTHER               (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION)
NUMBER)
INCORPORATION OR
ORGANIZATION)



                               6189 Memorial Drive
                               Dublin, Ohio 43017
                                 (614) 793-9356
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

        On May 26, 1999, NetMed, Inc., an Ohio corporation (the "Company"), announced that David J. Richards has resigned as Chairman and CEO of the Company and that James F. Zid has been elected Chairman and Trevor Ferger has been elected President and CEO. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

          Exhibit No.                         Description

              99 Press release of NetMed, Inc., issued March 11, 1999, regarding management changes.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NETMED, INC.

Date: May 27, 1999                    By:  /s/ Trevor Ferger
                                          -------------------------------------
                                          Trever Ferger, President and CEO

EXHIBIT INDEX


          Exhibit No.                       Description

              99 Press release of NetMed, Inc., issued May 26, 1999, regarding management changes.